UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2010

Apextalk Holding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-153838	26-1402471
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(I.R.S. EmployerIdentification No.)
637 Howard Street San Francisco, CA 94105 (Address of principal executive offices) (zip code)

(888) 228 2829 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Share Transfer Agreement

On December 16, 2009, Apextalk Holdings, Inc. (the “Company”) entered into a share transfer agreement (the “Share Transfer Agreement”) with Ms. Weiling Liang and Mr. Yu Chen. Each of Weiling Liang and Yu Chen respectively owns 78% and 22% of the issued and outstanding common shares of Guangdong Yi An Investment Consulting Co., Ltd (“Yi An”), a company organized under Chinese laws and engaged in financial consulting, investment advisory, management consulting, and business information consulting. Pursuant to the Share Transfer Agreement, Weiling Liang will transfer 29% of Yi An’s issued and outstanding common shares to the Company at an aggregate purchase price of $2,270,000, and Yu Chen will transfer 22% of Yi An’s issued and outstanding common shares to the Company at an aggregate purchase price of $1,730,000 (each the “Purchase Price,” collectively the “Aggregate Purchase Price”). The Share Transfer Agreement was approved by the Chinese government on March 9, 2010.

On April 19, 2010, the Company effectuated a partial closing of the Share Transfer Agreement by paying $1,750,000 of the Aggregate Purchase Price to Weiling Liang and Yu Chen.

A copy of the Share Transfer Agreement is attached hereto as Exhibit 10.1,

Second Amendment to the Stock Purchase Agreement

On April 23, 2010, the Company entered into the Second Amendment Agreement (the “Second Amendment”) with Champion Investors (China), Ltd. (the “Purchaser”) to amend certain Securities Purchase Agreement dated December 30, 2009 (the “Execution Date”) between the Company and the Purchaser. In accordance with the terms of the Securities Purchase Agreement, the Purchaser had agreed to pay the Company a total of $4,000,000 in four (4) installments within 90 days of the Execution Date (the “Payment Period”). Pursuant to the Securities Purchaser Agreement, the Purchaser paid the Company $1,000,000 on January 20, 2010 and an additional $1,000,000 on February 22, 2010. After careful consideration, the Purchaser requested the Company to extend the Payment Period for the remaining $2,000,000.

Under the Second Amendment, the Company agrees to extend the Payment Period to 150 days after the Execution Date. The Second Amendment does not amend any other provisions of the Securities Purchase Agreement.  A copy of the Amendment Agreement is attached hereto as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits

(d)      Exhibits

10.1	Share Transfer Agreement by and among Apextalk Holdings, Inc. and Weiling Liang and Yu Chen (English translation).

10.2	Second Amendment Agreement by and between Apextalk Holdings, Inc. and Champion Investors (China), Ltd. dated April 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

APEXTALK HOLDINGS, INC.
Dated: April 23, 2010
By: /s/ Hui Liu
Hui Liu Chief Executive Officer